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                                                                   EXHIBIT 10.58


                                   NON-COMPETE
                                       AND
                          TECHNOLOGY TRANSFER AGREEMENT


     This Non-Compete and Technology Transfer Agreement ("AGREEMENT") is by and among NHancement Technologies Inc., a Delaware corporation ("NHANCEMENT"), NHancement Acquisition Corp., a California corporation ("NAC"), and ______________________ (the "SHAREHOLDER") and is dated this 21st day of January 21, 2000.


                                 R E C I T A L S

     A.   The terms used in these Recitals have the definitions set forth in
Section 1.

     B. Shareholder is a former shareholder of Trimark Incorporated, a California corporation ("TRIMARK"), and pursuant to the Reorganization Agreement, Shareholder agreed with Trimark, and the other parties to the Reorganization Agreement, to the merger of Trimark into NAC, with NAC being the surviving corporation, and to the cancellation of the shares of Trimark Common Stock in exchange for shares of NHancement Common Stock.

     C. Trimark and/or Shareholder have developed or obtained certain inventions, innovations, formulas, processes and know-how relating to software and technology described in the Reorganization Agreement.

     D. Shareholder is individually familiar with such inventions, innovations, formulas, processes and know-how and stands individually to benefit by the Reorganization Agreement.

     NOW, THEREFORE, in reliance on the foregoing recitals and in consideration for the Reorganization Agreement and for the mutual covenants and agreements contained herein and therein, the parties agree as follows:


                                A G R E E M E N T

     1.   DEFINITIONS.

          1.1 "REORGANIZATION AGREEMENT" means that certain Plan and Agreement of Reorganization dated an even date herewith among NHancement, Shareholder, Trimark and others.

          1.2 "CONFIDENTIAL INFORMATION" shall mean proprietary techniques, trade secrets and confidential information which Trimark or Shareholder have developed, acquired or compiled related in any fashion or manner to the businesses, products or technologies of Trimark. "Confidential Information" is to be broadly construed and includes all information developed, acquired or compiled by

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Trimark or Shareholder related in any fashion or manner to businesses, products or technologies of Trimark, which has or could have commercial value or other utility in the business in which Trimark is engaged or contemplates engaging or the unauthorized disclosure of which could be detrimental to the interests of Trimark or NHancement whether or not such information is identified as confidential information by Trimark or NHancement. By example, and without limitation, Confidential Information includes any and all information compiled, acquired or developed by Trimark or Shareholder concerning processes, formulas, trade secrets, inventions, discoveries, improvements, techniques, research or development and test results, specifications, data, know-how, formats, marketing plans, business plans, strategies, forecasts, unpublished financial statements budgets, projections, personnel information, and customer and supplier identities, characteristics and agreements related in any fashion or manner to businesses, products or technologies of Trimark.

          1.3 "CONFLICTING ORGANIZATION" means any person or organization or any person or organization controlled by, controlling or under common control, with such person or organization, who or which is engaged in, or is about to become engaged in, research on, or development, production, marketing, licensing or selling of, a Conflicting Product.

          1.4 "CONFLICTING PRODUCT" means any software or technology which directly or indirectly incorporates an Innovation, which is similar to or competitive, directly or indirectly, with an Innovation, or which in its use or manufacture employs an Innovation.

          1.5 "INNOVATIONS" shall mean products, discoveries, developments, designs, innovations, improvements, inventions, formulas, processes, software techniques, know-how and data (whether or not patentable, and whether or not at a commercial stage, or registrable under copyright or similar statutes) made, conceived, reduced to practice or learned by Shareholder (either alone or jointly with others) that are related to in any fashion or manner to the businesses, products or technologies of Trimark.

     2.   NON-COMPETITION.

          2.1 NON-COMPETE AGREEMENT. Shareholder agrees that he will not at any time within the two (2) year period immediately following the date of this Agreement, directly or indirectly engage in, or have any interest in any Conflicting Organization or any other entity (whether as an employee, officer, director, agent, security holder, partner, creditor, consultant, licensor, licensee, or otherwise) that engages in, or is preparing to engage in, any activity in any county or city in the United States of America in which Trimark, has carried on business, which activity is the same as, similar to, or competitive with any business now carried on by Trimark or which manufactures, distributes, licenses or markets a Conflicting Product, in any of such counties or cities, as long as NHancement or Trimark (or any successor or successors thereto) shall carry on such business in such county or city.

          2.2  CONSTRUCTION.  The parties intend that the covenant contained in
Section 2.1 shall be construed as a series of separate covenants, one for each county and city. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in

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the preceding paragraph. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants included in this paragraph, then the unenforceable covenant shall be deemed eliminated (or modified as set forth below) from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced. If a court determines that any covenant is unenforceable because it is unconscionable or for any other reason, then the court may modify such covenant to make it enforceable.

          2.3 INJUNCTIVE RELIEF. The remedy at law for breach of this non-compete covenant being inadequate, Shareholder understands, acknowledges and agrees that NHancement shall be entitled, in addition to such other remedies it may have, to temporary and permanent injunctive relief for any breach or threatened breach of this non-compete covenant without proof of any actual damages that have been or may be caused to it by such breach.

     3. ASSIGNMENT OF INNOVATIONS. Shareholder hereby assigns and agrees to assign his or her full right, title and interest to the Innovations to Trimark. In connection therewith, Shareholder shall, at the time of execution of this Agreement, furnish to NHancement a written description of all Innovations known to Shareholder and not previously furnished to NHancement, as well as all written documents related thereto, and a written description of all other Confidential Information or know-how related thereto. If in the future Shareholder becomes aware of an Innovation he has not previously reported to NHancement, Shareholder will promptly report such Innovation to NHancement in the manner set forth herein. Shareholder agrees, at no charge to NHancement, but at NHancement's expense: (a) to sign and deliver to NHancement such other documents as NHancement considers desirable to evidence the assignment of all rights of Shareholder, if any, to the Innovations to Trimark and Trimark's ownership of such Innovations and (b) to cooperate with Trimark in performing any lawful act or signing any document which NHancement in its sole judgment considers necessary to apply for, prosecute, obtain or enforce any patent, copyright, or other right or protection relating to any Innovation. In the event NHancement is unable to secure Shareholder's signature on any such document, whether due to mental or physical incapacity or any other case, Shareholder hereby irrevocably designates and appoints each of NHancement and its duly authorized agents as his or her agent and attorney-in-fact, to act for and in his or her behalf and stead, for the limited purpose of executing and filing any such document and doing all other lawfully permitted acts to further the prosecution, issuance and enforcement of patents, copyrights, or other protections with the same force and effect as if executed and delivered by the Shareholder. This power of attorney shall not be affected by subsequent incapacity of the principal.

     WARNING: California Civil Code Section 2400 requires that Shareholder be given the following warning:

     WARNING TO PERSON EXECUTING THIS DOCUMENT.

     THIS IS AN IMPORTANT LEGAL DOCUMENT. IT CREATES A DURABLE POWER OF ATTORNEY, BEFORE EXECUTING THIS DOCUMENT, YOU SHOULD KNOW THESE IMPORTANT FACTS: 1. THIS DOCUMENT MAY PROVIDE THE PERSON YOU DESIGNATE AS YOUR ATTORNEY-IN-FACT

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     WITH BROAD POWERS TO DISPOSE, SELL, CONVEY AND ENCUMBER YOUR REAL AND
     PERSON PROPERTY. 2. THESE POWERS WILL EXIST FOR AN INDEFINITE PERIOD OF TIME UNLESS YOU LIMIT THEIR DURATION IN THIS DOCUMENT. THESE POWERS WILL CONTINUE TO EXIST NOTWITHSTANDING YOUR SUBSEQUENT DISABILITY OR INCAPACITY.
     3. YOU HAVE THE RIGHT TO REVOKE OR TERMINATE THIS DURABLE POWER OF ATTORNEY AT ANY TIME.

     This power of attorney is coupled with an interest and the revocation thereof is a breach of this Agreement.

     4. LABOR CODE SECTION 2870. Shareholder acknowledges receipt of a copy of Section 2870 of the California Labor Code. Shareholder acknowledges that it is Shareholder's intent to assign all of his or her rights to Innovations as a beneficiary of the Reorganization Agreement and, as a consequence, Shareholder assigns to Trimark all Innovations to which such Section 2870 might otherwise apply.

     5. PROTECTION OF CONFIDENTIAL INFORMATION. Shareholder agrees that he will hold in trust, keep confidential and not divulge, communicate, use to the detriment of NHancement or Trimark or for the benefit of any other person or persons, or misuse in any way, any Confidential Information. Shareholder acknowledges and agrees that any Confidential Information he or she has acquired was received in confidence and as a fiduciary of NHancement and Trimark.

     6.   MISCELLANEOUS.

          6.1 GOVERNING LAWS. It is the intention of the parties hereto that the internal laws of the State of California (irrespective of its choice of law principles) shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

          6.2 BINDING UPON SUCCESSORS AND ASSIGNS. Subject to, and unless otherwise provided in, this Agreement, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of, the permitted successors, executors, heirs, representatives, administrators and assigns of the parties hereto.

          6.3 SEVERABILITY. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

          6.4 ENTIRE AGREEMENT. This Agreement, the exhibits hereto, the documents referenced herein, and the exhibits thereto, constitute the entire understanding and agreement of the

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parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understanding, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

          6.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.

          6.6 OTHER REMEDIES. Any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

          6.7 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.

          6.8 NO WAIVER. the failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

          6.9 ATTORNEYS' FEES. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover, as a n element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal).

          6.10 NOTICES. Whenever any party hereto desires or is required to give any notice, demand, or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered by personal service or mailed, United States certified mail, postage prepaid, addressed as follows:

     If to NAC:          Triad Marketing
                         4725 Mercury Street, Suite 210
                         San Diego, CA  92111-2125

     With a copy to:
                         ------------------------------

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     If to NHancement:   NHancement Technologies Inc.
                         39420 Liberty Street, Suite 250
                         Fremont, California  94538

     With a copy to:     William E. Zisko, Esq.
                         Tomlinson Zisko Morosoli & Maser LLP
                         200 Page Mill Road, Second Floor
                         Palo Alto, California  94306

     Shareholder:        To the address set forth on the signature page hereof


          Such communications shall be effective when they are received by the addressee thereof; but if sent by certified mail in the manner set forth above, they shall be effective five (5) years after being deposited in the United States mail. Any party may change its address for such communications by given notice thereof to the other party in conformity with this Section.

          6.11 CONSTRUCTION OF AGREEMENT. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement, which shall be considered as a whole.

          6.12 PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

          6.13 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party, to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.


SHAREHOLDER'S ADDRESS:             SHAREHOLDER:


                                   ------------------------------------

                                   NHANCEMENT ACQUISITION CORP.:


                                   By:
                                        ----------------------------------------
                                        Douglas S. Zorn,
                                        President

                                   NHANCEMENT TECHNOLOGIES, INC.:


                                   By:
                                        ----------------------------------------
                                        Douglas S. Zorn,
                                        President and Chief Executive Officer

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                                   EXHIBIT "A"

                    SECTION 2870 OF THE CALIFORNIA LABOR CODE


     "Any provision in an employment agreement which provides that an employee shall assign or offer to assign any of his or her rights in an invention to his or her employer shall not apply to an invention for which no equipment, supplies, facility, or trade secret information of the employer was used and which was developed entirely on the employee's own time, and (a) which does not relate (1) to the business of the employer or (2) to the employer's actual and demonstrably anticipated research or development, or (b) which does not result from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to the extent against the public policy of this state and is to that extent void and unenforceable."